Exhibit 99.2

As part of Archstone-Smith’s Investor Conference in Arlington, VA, on October 12, 2004, the company is hosting an exposition, which highlights the company’s investment and operating activities and its use of technology to improve its core business. The exposition covers the following areas:

•	Greater Northeast

•	Washington, D.C.

•	California

•	ASN and Ameriton Dispositions

•	Dominant Operating Platform

•	LRO/Online Lease/Resident Portal

•	Intuit Real Estate Solutions

A summary of all the information presented in each of the exposition booths follows below:

GREATER NORTHEAST

Hosted by Jim Dunlop, EVP – Northeast Investments and Capey Lester, EVP – East Operations.

The following Archstone-Smith assets were displayed:

Photos of The Sonoma (Manhattan) with the following statistics:

ACQUISITION
Total units	254
Average unit size	722 sq. ft.
Year built	2001
Acquisition date:	1Q 2004
Total expected investment:	$126.6 million

Located in the heart of Murray Hill on East 39th Street and Second Avenue

Photos of Park Hudson (Manhattan) with the following statistics:

ACQUISITION
Total units	506
Average unit size	837 sq. ft.
Year built	2000
Acquisition date:	2Q 2002
Total expected investment:	$212.9 million

Located on the Upper West Side on 64th Street and West End Avenue

Photos of Archstone Hoboken (Hoboken, New Jersey) with the following statistics:

ACQUISITION
Total units	302
Average unit size	951 sq. ft.
Year built	2000
Acquisition date:	Q 2004
Total expected investment:	$125.5 million

Located on Park Avenue and Newark Street.

Aerial photo and a rendering of Archstone Westbury (Westbury, New York) with the following statistics:

DEVELOPMENT
Total units	396
Average unit size	1,041 sq. ft.
Anticipated first units:	2Q 2005
Anticipated stabilization date:	3Q 2006
Total expected investment:	$90.1 million

Located one mile from Hempstead Train Station – 50 minutes to Penn Station

Aerial photo and a rendering of Park Essex (Boston) with the following statistics:

DEVELOPMENT
Total units	420
Average unit size	871 sq. ft.
Anticipated first units:	3Q 2006
Anticipated stabilization date:	4Q 2007
Total expected investment:	$152 million

Located on Washington Street and Essex Street

WASHINGTON, D.C.

Hosted by Al Neely, Chief Development Officer, Jim Rosenberg, President – High-rise Division and Neil Brown, EVP – East Investments.

Aerial showing Archstone-Smith assets in Crystal City, Rosslyn and Ballston

Aerial showing Archstone-Smith assets on Connecticut Avenue

Washington, D.C. metro area map showing Archstone-Smith assets

Overview map of Crystal City showing Vornado Realty Trust’s redevelopment activities and locations of Archstone-Smith’s Crystal City assets.

The following Archstone-Smith assets were displayed:

Rendering of Wisconsin Place (Chevy Chase, Maryland) with the following statistics:

DEVELOPMENT
Total units	432
Average unit size	913 sq. ft.
Master plan construction starts:	3Q 2004

Located in Chevy Chase/ Friendship Heights on the border of Washington, D.C. and Maryland

Rendering of Lofts 590 (Crystal City) with the following statistics:

DEVELOPMENT
Total units	212
Average unit size	904 sq. ft.
Anticipated first units:	1Q 2005
Expected stabilization date:	1Q 2006
Total expected investment:	$41.7 million

Located in Crystal City – built on the Crystal Towers site

Photos of Crystal Towers (Crystal City) with the following statistics:

ACQUISITION
Total units	910
Average unit size	1,118 sq. ft.
Acquisition date:	4Q 1997
Year renovated:	2003
Total expected investment:	$146.5 million

Newly renovated lobby, Click! Café and fitness center

Photos of Gallery at Rosslyn (Arlington) with the following statistics:

ACQUISITION
Total units	314
Average unit size	814 sq. ft.
Year built:	2003
Acquisition date:	1Q 2004
Total expected investment:	$70.7 million

Located in downtown Rosslyn, Virginia

CALIFORNIA

Hosted by Dan Ogden, EVP – West Operations and John Jordano, EVP – West Investments.

Aerial of Archstone Santa Monica was displayed

Aerial of Archstone Studio City was displayed
Map of Los Angeles showing the locations of Archstone-Smith assets
Map of San Diego showing the locations of Archstone-Smith assets

The following Archstone-Smith assets were displayed:

Photos of Archstone Playa Del Rey (Playa Del Rey) with the following statistics:

DEVELOPMENT
Total units	354
Average unit size	906 sq. ft.
First units delivered	2Q 2003
Anticipated stabilization date:	4Q 2004
Total expected investment:	$94.6 million

Photos of Archstone Santa Monica (Santa Monica) with the following statistics:

ACQUISITION
Total units	229
Average unit size	541 sq. ft.
Year built / renovated	2000/2001
Acquisition date:	2Q 2003
Total expected investment:	$58.4 million

Photos of Archstone Pasadena (Pasadena) with the following statistics:

DEVELOPMENT
Total units	120
Average unit size	851 sq. ft.
First units delivered	1Q 2004
Anticipated stabilization date:	3Q 2004
Total expected investment:	$30.6 million

Photos of Archstone Westside (Los Angeles) with the following statistics:

DEVELOPMENT
Total units	204
Average unit size	887 sq. ft.
First units delivered	2Q 2004
Anticipated stabilization date:	1Q 2005
Total expected investment:	$57.6 million

Photos of Archstone Pacific View (Carlsbad) with the following statistics:

DEVELOPMENT
Total units	451
Average unit size	942 sq. ft.
First units delivered	Q1 2004
Anticipated stabilization date:	Q3 2005
Total expected investment:	$77.8 million

Photos of Archstone Santa Clara (Santa Clara) with the following statistics:

ACQUISITION
Total units	450
Average unit size	955 sq. ft.
Year built	2000
Acquisition date:	3Q 2003
Total expected investment:	$81.4 million

ASN AND AMERITON DISPOSITIONS

Hosted by Jeff Jones, President – Ameriton Properties, Inc. and Chris Nolan, EVP – Ameriton Properties, Inc.

The following Archstone-Smith assets were displayed:

Photos of Archstone Del Mar (San Diego, California) with the following statistics:

Total units	232
Acquisition date:	2Q 1998
Disposition date:	3Q 2003
Purchaser:	Condo Converter
Net proceeds:	$46.8 million
Gross basis	$28.8 million
Gross gain:	$18.0 million
GAAP gain:	$21.6 million
Unleveraged IRR:(1)	17.5%

Photos of Archstone Legacy Heights (Federal Heights, Colorado) with the following statistics:

Total units	384
Acquisition date:	3Q 1998
Disposition date:	3Q 2003
Purchaser:	Private U.S. Investor
Net proceeds:	$34.6 million
Gross basis	$22.8 million
Gross gain:	$11.8 million
GAAP gain:	$15.2 million
Unleveraged IRR:(1)	18.5%

Photos of Archstone Milestone (Germantown, Maryland) with the following statistics:

Total units	576
Phase I development date:	3Q 1997
Phase II development date:	4Q 2000
Disposition date:	4Q 2003
Purchaser:	Private U.S. Investor
Net proceeds:	$83.3 million
Gross basis	$50.9 million
Gross gain:	$32.4 million
GAAP gain:	$39.9 million
Unleveraged IRR:(1)	20.3%

Photo of Car Barn (Washington, D.C.) with the following statistics:

Total units	195
Acquisition date:	4Q 2001
Disposition date:	4Q 2003
Purchaser:	Condo Converter
Net proceeds:	$35.8 million
Gross basis	$27.2 million
Gross gain:	$ 8.6 million
GAAP gain:	$ 9.6 million
Unleveraged IRR:(1)	22.1%

Photos of Archstone Tewksbury (Tewksbury, Massachusetts) with the following statistics:

Total units	245
Phase I acquisition date:	1Q 1999
Phase II development date:	2Q 2000
Disposition date:	4Q 2003
Purchaser:	Private U.S. Investor
Net proceeds:	$39.4 million
Gross basis	$30.5 million
Gross gain:	$ 8.9 million
GAAP gain:	$12.4 million
Unleveraged IRR:(1)	27.1%

A reconciliation of Gross Gains to GAAP gains for each of the Archstone-Smith dispositions presented above follows:

	$ Amounts in millions
		Accumulated
	GAAP Gain	Depreciation	Gross Gains
Archstone Del Mar	$21.6	$3.6	$18.0
Archstone Legacy Heights	$15.2	$3.4	$11.8
Archstone Milestone	$39.9	$7.5	$32.4
Car Barn	$9.6	$1.0	$8.6
Archstone Tewksbury	$12.4	$3.5	$8.9

The following Ameriton Properties Inc. assets were displayed:

Photos of Briar Meadows (Houston, Texas) with the following statistics:

Total units	256
Acquisition date:	1Q 2002
Disposition date:	2Q 2004
Purchaser:	Private U.S. Investor
Net proceeds:	$16.6 million
Total investment:	$15.5 million
Pre-tax GAAP gain:	$ 1.7 million
Unleveraged pre-tax IRR:(1)	11.8%

Photos of Desert Club (Phoenix, Arizona) with the following statistics:

Total units	497
Development date:	2Q 2002
Disposition date:	3Q 2004
Purchaser:	Private U.S. Investor
Net proceeds:	$61.9 million
Total investment:	$45.2 million
Pre-tax GAAP gain:	$17.1 million
Unleveraged pre-tax IRR:(1)	28.8%

     Photos of Columbia Town Center (Columbia, Maryland) with the following statistics:

Total units	531
Development date:	2Q 2000
Disposition date:	3Q 2002
Purchaser:	Private U.S. Investor
Net proceeds:	$80.2 million
Total investment:	$60.6 million
Pre-tax GAAP gain:	$20.3 million
Unleveraged pre-tax IRR:(1)	34.8%

Photo of Canyon View (San Diego, California) with the following statistics:

Total units	183
Acquisition date:	3Q 1999
Disposition date:	4Q 2002
Purchaser:	Private U.S. Investor
Net proceeds:	$32.8 million
Total investment:	$24.5 million
Pre-tax GAAP gain:	$ 8.4 million
Unleveraged pre-tax IRR:(1)	21.9%

(1) The unleveraged IRR represents the cash rate of return generated over the investment holding period on Archstone-Smith’s or Amrition’s invested capital.

DOMINANT OPERATING PLATFORM

Hosted by Joe Durzo, SVP & Chief Learning Officer, Glenn Rand, EVP – Central Operations, and Fredda Steinberg, GVP – National Marketing.

•	Strategic Staffing

-	Less turnover and better sales and service – at no additional cost[1]

➢	First in our industry to use 100% Commission-based Sales (CBS) and part-time associates

➢	Best practices in corporate American sales organizations

-	“I just jumped right into the new position. I expected to make a little more money. Since I’ve started earning commission, my income has doubled!” Crystal Rowe, CBS Associate, Archstone Northcreek

-	“I’m more motivated to spend more time on call-backs, corporate outreach and bringing people in. Then there’s the friendly competition with Crystal Rowe, my fellow CBS associate. We’re just driven to be better.” Lauren Spruill, CBS associate, Archstone Northcreek.

(1) Based on pilot at Archstone Northcreek in Seattle, Washington

•	National Standardization of Best Practices

-	Doing the right things right – all the time

➢	Leasing Process

➢	Move-in Process

➢	Service, Renewal and Move-out

-	Four steps to a better company

➢	Field-based research

➢	Prioritize opportunities and identify solutions

➢	Test solutions

➢	Adopt best practices

-	Customer Inquiry Improvements

➢	Our average sales call length has increased by 50%

➢	We respond to 86% of Internet leads within 24 hours – significantly outperforming the industry average[2]

(2) Based on second quarter survey conducted by homestore.com

-	Our shops and inventories are standardized across the country

➢	Resulting in:

•	Lower controllable expenses

•	Greater inventory control

•	More efficient maintenance service

-	In our high-rise portfolio, year-to-date:[3]

➢	Cost per lease has decreased 27%

➢	Cost per visit has decreased 15%

➢	The ratio of marketing expenses to revenues has decreased 28%

➢	Closing ratios have improved by 310 basis points

•	Further opportunity exists: our high-rise cost per lease still exceeds our garden cost per lease by 39%

Based on the seven months ending July 31, 2004 versus the same period in 2003 for communities which were fully operational on January 1, 2003

-	Great apartments. Great locations. Great Service. Guaranteed.

•	The Practice of Leadership

-	We have identified six leadership practices that we are integrating into everyday life at Archstone-Smith to enhance the development of our managers at every level

➢	Champion the Customer’s Brand Experience

➢	Take Command

➢	Expect / Inspect

➢	Educate and Develop

➢	Build People Up

➢	Be Enterprising

LRO/ONLINE LEASE/ RESIDENT PORTAL

Hosted by Dana Hamilton, EVP — National Operations and Donald Davidoff , GVP — Pricing & Revenue Management and Heather Campbell, AVP — Corporate Communication

•	LRO: Smarter pricing drives better performance

-	With LRO, we price smarter, more often and with more discipline

•	The LRO process (flow chart)

-	Leases, Guest cards, Notices, Early terms and Property configuration

-	Forecast

-	New move-in demand, Renewals and Supply

-	LRO

-	Corporate strategy, Competitor pricing, Turn costs and Product positioning

-	Net rents flows

-	Price

-	New pricing (Summary and detail); Renewal pricing (Letters and Manage report)

-	Lease Audit Report and Key Performance Indicator Monitoring

•	Since 2001, our same-store NOI growth exceeded the apartment industry average by 870 basis points.

•	Archstone-Smith peer comparison Same-store NOI growth

						3 ½ Year
					2004	Compounded
Company	Symbol	2001 (1)	2002 (1)	2003 (1)	YTD (2)	NOI Growth
Archstone-Smith (3)	ASN	6.5%	(2.7%)	(1.3%)	(3.0%)	(0.8%)
BRE Properties	BRE	7.3%	(4.5%)	(6.0%)	(1.0%)	(4.6%)
United Dominion	UDR	2.8%	(0.8%)	(4.0%)	(3.1%)	(5.1%)
Camden	CPT	3.8%	(5.3%)	(5.0%)	1.2%	(5.5%)
Essex (4)	ESS	5.7%	(8.3%)	(4.1%)	(0.4%)	(7.4%)
Equity Residential	EQR	3.9%	(4.9%)	(6.7%)	(1.5%)	(9.2%)
Gables	GBP	1.5%	(4.3%)	(3.8%)	(6.2%)	(12.3%)
Summit	SMT	(0.4%)	(8.6%)	(5.4%)	1.0%	(13.0%)
Avalon Bay	AVB	7.7%	(10.0%)	(8.2%)	(2.8%)	(13.5%)
AIMCO	AIV	3.8%	(2.0%)	(10.3%)	(6.3%)	(14.5%)
Post Properties	PPS	(1.4%)	(10.2%)	(6.0%)	(2.4%)	(18.8%)
Simple Average without ASN		3.5%	(5.9%)	(6.0%)	(2.2%)	(10.4%)

(1)	Per Green Street Advisors 2Q04 Apartment REIT Update, except for Archstone-Smith’s figures, which are actual reported results.

(2)	Per companies’ 2Q04 earnings release for same-store results through June 30, 2004.

(3)	See footnote 3 on page 43 for a reconciliation of Same-Store NOI to GAAP Earnings from Operations

(4)	Since Essex does not report YTD same store NOI growth until the end of the year, a simple average of first and second quarter 2004 same-store NOI growth is reflected.

•	We have produced 7.6% higher rents on new leases within our Washington D.C. high-rise portfolio(1)

•	We have maintained our average same-store occupancy at or above 95% since 2002(2)

(1) Based on weighted average rents of the most recent new leases for each floorplan as of July 31, 2004 compared to July 31, 2003. Renewal rents were up 3% during the same time period

(2) As reported in the company’s quarterly earnings press release from January 1, 2002 – June 30, 2004

•	Online lease

-	Customers can lease our apartments like they would buy a book on amazon.com

-	Point. Click. Wow!

•	Resident Portal

-	With Resident Portal, we are on track to collect more than $40 million in annual rent payments online

INTUIT REAL ESTATE SOLUTIONS

Hosted by Dan Amedro, Chief Information Officer and Bob Ballou, President - Intuit Real Estate Solutions.

•	Technology platform for the future

-	Full integration with internal and external applications

-	Better information

-	Better reporting

-	Better marketing

-	Better service

•	Customer information at our fingertips

-	Customer relationship management (CRM) is a corporate America best practice

-	Enhances our sales process

-	Facilitates leasing through our call center and web sites

•	Highly efficient management tool

-	Easy to use

-	Easy to train